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                                                                    EXHIBIT 10.1


                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT
                                ----------------


         THIS FOURTH AMENDMENT ("Amendment") dated as of December 29, 2004, by and between Perceptron, Inc. ("Company") and Comerica Bank, a Michigan banking corporation ("Bank").

                                    RECITALS:

         A. Company and Bank entered into a Credit Agreement dated as of October 24, 2002, which was amended by three amendments ("Agreement").

         B. Company and Bank desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

         1. The definition of "Revolving Credit Maturity Date" in Section 1 of the Agreement is amended to read in its entirety as follows:

                  "'Revolving Credit Maturity Date' shall mean November 1, 2006.

         2. The following definitions in Section 1 of the Agreement are deleted in their entireties: Borrowing Base, Eligible Account and Eligible Inventory.

         3. Section 2.5 of the Agreement is amended to read in its entirety as follows:

                  "For a period of thirty (30) consecutive days each calendar year, the Advances under the Revolving Credit Note shall be $0. Company shall make all payments necessary to comply with this provision."

         4. Section 7.1(d) of the Agreement is amended to read in its entirety as follows:

                  "[Intentionally Left Blank]."

         5. Section 8.9 of the Agreement is amended to read in its entirety as follows:

                  "8.9 Make any Capital Expenditure during any fiscal year if after giving effect thereto the aggregate amount of all Capital Expenditures made by Company and its Subsidiaries during such fiscal year would exceed $1,500,000."

         6. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or


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approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 6.1 through 6.5 and 6.7 through 6.12 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 6.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 7.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, as hereby amended, has occurred and is continuing as of the date hereof.

         7. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

         8. This Amendment shall be effective upon (a) execution of this Agreement by Company and the Bank and (b) execution by the Guarantor of the attached Acknowledgment of Guarantor.

         IN WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK                      PERCEPTRON, INC.



By: /s/ Vladimir Slapak            By: /s/ John J. Garber
   --------------------------         ------------------------------------------


Its: Assistant Vice President      Its: Vice President - Chief Financial Officer
    -------------------------          -----------------------------------------


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                           ACKNOWLEDGMENT OF GUARANTOR
                           ---------------------------


         The undersigned guarantor acknowledges and agrees to the foregoing Amendment and confirms that the Guaranty dated October 24, 2002, executed and delivered by the undersigned to the Bank remains in full force and effect in accordance with its terms.

                                       PERCEPTRON GLOBAL, INC.



                                       By:      /s/ John J. Garber
                                          --------------------------------------

                                       Its:     Vice President
                                           -------------------------------------


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